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                                                                      EXHIBIT 10

                   NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                          AND CONSOLIDATED SUBSIDIARIES
                       ----------------------------------
                               MATERIAL CONTRACTS

     The following documents of Navistar International Transportation Corp. are included herein.

                                                               Form 10-Q Page
                                                               --------------

10.3    Navistar 1994 Performance Incentive Plan                    E-4
        amended as of December 16, 1997.




                                       E-3